RAMPART CAPITAL CORPORATION

             Each Unit Consisting of Two Shares of Common Stock and
                  One Redeemable Common Stock Purchase Warrant
                                September 21, 1999

                             UNDERWRITING AGREEMENT

REDSTONE SECURITIES, INC.
     As Representative of the Several Underwriters
101 Fairchild Avenue
Plainview, New York  10110

Dear Sirs:

         Rampart Capital Corporation, a Texas corporation (the "Company"), proposes to sell to you and the other underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom Redstone Securities, Inc. is acting as managing underwriter and representative (the "Representative"), in the respective amounts set forth opposite each Underwriter's name in Schedule I hereto, an aggregate of 500400,000 units (the "Units"), each consisting of two shares of the Company's Common Stock, $.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the "Warrants"). The Units, together with (a) the shares of Common Stock and Warrants comprising the Units and (b) the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to as the "Underwritten Securities". The Company also proposes to grant to the Underwriters the Underwriters' Option (described in
Section 2(b) hereof) to purchase up to an aggregate of 7560,000 additional Units solely to cover over-allotments in the sale of the Underwritten Securities (such additional Units, together with (a) the shares of Common Stock and Warrants comprising such additional Units and (b) the shares of Common Stock issuable upon exercise of the Warrants, are collectively referred to herein as the
"Option Securities"); and to issue to the Representative the Representative's Warrants to purchase up to an aggregate of 5040,000 additional Units (individually, the Representative's Warrants and such additional Units, together with (a) the shares of Common Stock and Warrants comprising such additional Units and (b) the shares of Common Stock issuable upon exercise of such
Warrants, are collectively referred to herein as the "Representative's Securities"). The Representative's Warrants shall be issued pursuant to the Representative's Warrant Agreement in the form of Exhibit A attached hereto and shall be exercisable, in whole or in part, for a period of four years commencing one year from the date of the Prospectus, at 165% of the initial public offering price of the Units. The Underwritten Securities, the Option Securities and the Representatives' Securities are collectively referred to herein as the "Securities."

         The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement (as defined below) and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a) below with respect to the offering of the Securities, and any preliminary prospectus included in the Registration Statement on the Effective Date that omits Rule 430A Information (as defined below). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the most recent Preliminary Prospectus which predates or coincides with the Execution Time. "Prospectus" shall mean the final prospectus with respect to the offering of the Securities that contains the Rule 430A Information. "Registration Statement" shall mean (a) the registration statement referred to in Section 1(a) below, including Exhibits and Financial Statements, in the form in which it has or shall become effective, (b) in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 3(a) hereof) or any settlement date pursuant to Section 3(b) hereof, such registration statement as so amended on such date, and (c) in the event of the filing of any abbreviated registration statement increasing the size of the offering (a "Rule 462 Registration Statement"), pursuant to Rule 462(b) (as defined below), which registration statement became effective upon filing the Rule 462 Registration Statement. Such term shall include Rule 430A Information (as defined below) deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 462(b)" and "Rule 430A" refer to such rules promulgated under the Securities Act of 1933, as amended (the "Act"). "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

50863_1/63466.00005

         1. 1.    Representations and Warranties of the Company.

The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) The  Company  meets the  requirements  for the use of Form
         SB-2 under the Act and has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a related preliminary prospectus ("Preliminary Prospectus"), on Form SB-2 (Commission File No. 333-71089) (the "Registration Statement") for the registration under the Act of the Securities. The Company may have filed one or more amendments thereto, including related Preliminary Prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either prior to effectiveness of such Registration Statement, a further amendment thereto (including the form of Prospectus) or, after effectiveness of such Registration Statement, a Prospectus in accordance with Rules 430A and 424(b)(1) or (4). As filed, such amendment and form of Prospectus, or such Prospectus, shall include all Rule 430A Information and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you in writing, prior to the Execution Time, will be included or made therein.

                  (b) The Preliminary Prospectus at the time of filing thereof, conformed in all material respects with the applicable requirements of the Act and the rules and regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If the Effective Date is prior to or simultaneous with the Execution Time, (i) on the Effective Date, the Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) at the Execution Time, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state a material fact required to be stated therein or necessary in order to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Date is subsequent to the Execution Time, on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither of such documents will contain any untrue statement of any material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (and, in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplements thereto) based upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

                  (c) The Company does not own or control, directly or indirectly, any shares of capital stock or equity interests in any corporation, partnership, association or other entity, except as set forth in the Prospectus.

                  (d) The Company and each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which each company is chartered or organized, with full corporate power and corporate authority to own their respective properties and conduct their respective businesses as described in the Prospectus, and the Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which each company conducts its respective business or owns property and in which the failure, individually or in the aggregate, to be so qualified would have a material adverse effect on the properties, assets, operations, business, condition (financial or otherwise) or prospects of the Company ("Material Adverse Effect"). The Company and each of its subsidiaries has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all government regulatory officials and bodies, to own their respective properties and conduct their respective businesses as described in the Prospectus except where the absence of any such authorization, approval, order, license, certificate or permit would not have a Material Adverse Effect.

                  (e) The Company does not own any shares of capital stock or any other securities of any corporation or any equity interest in any firm, partnership, association or other entity other than as described in the Registration Statement.

                  (f) The Company's equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all outstanding shares of Common Stock (including, without limitation, the shares of Common Stock underlying (i) the Units to be sold by the Company hereunder, (ii) the Warrants, and (iii) the Representative's Warrants) have been duly and validly authorized and issued and are fully paid and nonassessable, and the certificates therefor are in valid and sufficient form; there are, and, on the Effective Date, the Closing Date (and any settlement date pursuant to Section 3(b) hereof), there will be, no other classes of stock outstanding except Common Stock; all outstanding options to purchase shares of Common Stock have been duly and validly authorized and issued; except as described in the Registration Statement, there are, and, on the Closing Date (and any settlement date pursuant to Section 3(b) hereof), there will be, no options, warrant or rights to acquire, or debt instruments convertible into or exchangeable for, or other agreements or understandings to which the Company is a party, outstanding or in existence, entitling any person to purchase or otherwise acquire shares of capital stock of the Company; the issuance and sale of the Securities have been duly and validly authorized and, when issued and delivered and paid for, the Securities will be fully paid and nonassessable and free from preemptive rights, and will conform in all respects to the description thereof contained in the Prospectus; the Representative's Warrants will, when issued, constitute valid and binding obligations of the Company enforceable in accordance with their terms and the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise thereunder; the Securities will, when issued, possess the rights, privileges and characteristics as described in the Prospectus; and the certificates for the Securities are in valid and sufficient form. Each offer and sale of securities of the Company referred to in
         Item 26 of Part II of the Registration Statement was effected in compliance with the Act and the rules and regulations thereunder.

                  (g) The Securities (other than the Representative's Warrants) have been approved for listing on the American Stock Exchange ("AMEX"), upon official notice of issuance.

                  (h) Other than as described in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit or proceeding before any court or governmental agency, authority or body, domestic or foreign, or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement or the Prospectus. There is no contract or other document of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit that is not described or filed as required.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights of indemnity and contribution hereunder may be limited by public policy and except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  (j) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Securities in the manner provided in this Agreement. The Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

                  (k) Neither the offering, issuance and sale of the Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof, will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien on any properties of the Company or an acceleration of indebtedness pursuant to, the Articles of Incorporation or bylaws of the Company, as currently in effect, or any of the terms of any indenture or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or any law, order, judgment, decree, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over the Company. The Company is not in violation of its Articles of Incorporation or bylaws, as currently in effect, or, except as described in the Prospectus, in breach of or default under any of the terms of any indenture or other agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                  (l) Except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock in consequence of the issue and sale of the Securities, nor does any person have preemptive rights, or rights of first refusal or other rights to purchase any of the Securities. Except as referred to in the Prospectus, no person holds a right to require or participate in a registration under the Act of Common Stock, Preferred Stock or any other equity securities of the Company.

                  (m) The Company has not (i) taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities (other than those actions permitted by applicable law) or (ii) effected any sales of shares of securities that are required to be disclosed in response to Item 26 of Part II of the Registration Statement (other than transactions disclosed in the Registration Statement or the Prospectus).

                  (n) No consent, approval, authorization or order of, or declaration or filing with, any court or governmental agency or body is required to be obtained or filed by or on behalf of the Company in connection with the transactions contemplated herein, except such as may have been obtained or made for registration of the Securities under the Act, and such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                  (o)  The   accountants   who  have   certified  the  Financial
         Statements filed or to be filed with the Commission as part of the Registration Statement are independent accountants as required by the Act.

                  (p) No stop order preventing or suspending the use of any Preliminary Prospectus has been issued, and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or contemplated by the Commission; no stop order suspending the sale of the Securities in any jurisdiction has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company, threatened or are contemplated; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with.

                  (q) The Company has not sustained,  since January 1, 1998, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there have not been any changes in the capital stock or long-term debt of the Company, or any material adverse change, or a development known to the Company that could reasonably be expected to cause or result in a material adverse change, in the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company, otherwise than as set forth in the Prospectus. Except as set forth in the Prospectus, there exists no present condition or state of facts or circumstances known to the Company involving its customers which the Company can now reasonably foresee would have a Material Adverse Effect or which would result in a termination or cancellation of any agreement with any customer whose purchases, individually or in the aggregate, are material to the business of the Company, or which would result in any material decrease in sales to any such customer or purchases from any supplier, or which would prevent the Company from conducting its business as described in the Prospectus in essentially the same manner in which it has heretofore been conducted.

                  (r) The Financial Statements and the related notes of the Company, included in the Registration Statement and the Prospectus present fairly the financial position, results of operations, cash flow and changes in shareholders' equity of the Company at the dates and for the periods indicated, subject in the case of the Financial Statements for interim periods, to normal and recurring year-end adjustments. The unaudited pro forma combined condensed statements of the Company present fairly the financial position and the results of operations at the dates and for the periods indicated. Such Financial Statements and the unaudited pro forma combined financial information of the Company were prepared in conformity with the Commission's rules and regulations and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                  (s) The  Company  owns or  possesses,  or has the right to use pursuant to licenses, sublicenses, agreements, permissions or otherwise, adequate patents, copyrights, trade names, trademarks, service marks, licenses and other intellectual property rights necessary to carry on its business as described in the Prospectus, and, except as set forth in the Prospectus, the Company has not received any notice of either (i) default under any of the foregoing or (ii) infringement of or conflict with asserted rights of others with respect to, or challenge to the validity of, any of the foregoing which, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and the Company knows of no fact which could reasonably be anticipated to serve as the basis for any such notice.

                  (t) Subject to such exceptions as are not likely to result in a Material Adverse Effect, (A) the Company owns all properties and assets described in the Registration Statement and the Prospectus as being owned by it and (B) the Company has good title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances and restrictions, except as otherwise disclosed in the Prospectus and except for (i) liens for taxes not yet due, (ii) mortgages and liens securing debt reflected on the Financial Statements included in the Prospectus, (iii) materialmen's, workmen's, vendor's and other similar liens incurred in the ordinary course of business that are not delinquent, individually or in the aggregate, and do not have a Material Adverse Effect on the value of such properties or assets of the Company, or on the use of such properties or assets by the Company, in its respective business, and (iv) any other liens that, individually or in the aggregate, are not likely to result in a Material Adverse Effect. All leases to which the Company is a party and which are material to the conduct of the business of the Company are valid and binding and no material default by the Company has occurred and is continuing thereunder; and the Company enjoys peaceful and undisturbed possession under all such material leases to which it is a party as lessee.

                  (u) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company. The system of internal accounting controls maintained by the Company is sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (v) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, in each case, which are likely to result in a Material Adverse Effect, and there has not been any payment of or declaration to pay any dividends or any other distribution with respect to the shares of the capital stock of the Company.

                  (w) The Company is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, employment and employment practices, immigration, terms and conditions of employment, health and safety of workers, customs and wages and hours, and is not engaged in any unfair labor practice. No property of the Company has been seized by any governmental agency or authority as a result of any violation by the Company or any independent contractor of the Company of any provisions of law. There is no pending unfair labor practice complaint or charge filed with any governmental agency against the Company. There is no labor strike, material dispute, slow down or work stoppage actually pending or, to the best knowledge of the Company, threatened against or affecting the Company; no grievance or arbitration arising out of or under any collective bargaining agreements is pending against the Company; no collective bargaining agreement which is binding on the Company restricts the Company from relocating or closing any of its operations; and none of the Company has experienced any work stoppage or other labor dispute at any time.

                  (x) Except as set forth below in this paragraph, the Company has accurately, properly and timely (giving effect to any valid extensions of time) filed all federal, state, local and foreign tax returns (including all schedules thereto) that are required to be filed, and has paid all taxes and assessments shown thereon. Any and all tax deficiencies asserted or assessed against the Company by the Internal Revenue Service ("IRS") or any other foreign or domestic taxing authority have been paid or finally settled with no remaining amounts owed. Neither the IRS nor any other foreign or domestic taxing authority has examined any tax returns of the Company nor has the IRS or any foreign or domestic taxing authority asserted a position which conflicts with any tax position taken by the Company. The charges, accruals and reserves shown in the Financial Statements included in the Prospectus in respect of taxes for all fiscal periods to date are adequate, and nothing has occurred subsequent to the date of such Financial Statements that makes such charges, accruals or reserves inadequate. The Company is not aware of any proposal (whether oral or written) by any taxing authority to adjust any tax return filed by the Company. The Company received an extension of time to file its Consolidated Federal Income Tax Return for the fiscal year ended December 31, 1998, which extension expired September 15, 1999. The Company is unable to file such return within the extension period because of changes in its 1998 consolidated financial statements arising from comments from the Securities and Exchange Commission thereon. The Company has deposited with the Internal Revenue Services funds more than sufficient to fund any tax liability and, based upon discussions with its auditors and tax accountants who will prepare the tax return, represents that such return will be filed by September 30, 1999 with no liability or penalties to the Company.

                  (y) With such exceptions as are not likely to result in a Material Adverse Effect, the Company is in compliance with all federal, state, foreign and local laws and regulations relating to pollution or protection of human health or the environment ("Environmental Laws"), there are no circumstances that may prevent or interfere with such compliance other than as set forth in the Prospectus, and the Company has not received any notice or other communication alleging a currently pending violation of any Environmental Laws. With such exceptions as are not likely to result in a Material Adverse Effect, other than as set forth in the Prospectus, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products, that may result in the imposition of liability on the Company or any claim against the Company or, to the Company's best knowledge, against any person or entity whose liability for any claim the Company has or may have assumed either contractually or by operation of law, and the Company has not received any notice or other communication concerning any such claim against the Company or such person or entity.

                  (z) Except as set forth in the Prospectus, there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of its affiliates, or any of its officers or directors, or any of the members of the families of any of them, which are required to be disclosed in the Registration Statement or the Prospectus.

                  (aa) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (bb) Except as set forth in the Prospectus, the Company has insurance of the types and in the amounts that it reasonably believes is adequate for its business, including, but not limited to, casualty and general liability insurance covering all real and personal property owned or leased by the Company, as applicable, against theft, damage, destruction, acts of vandalism and all other risks customarily insured against.

                  (cc) The Company has not at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or (iii) violated, nor is it in violation of, any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (dd) The preparation and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                  (ee) All documents delivered or to be delivered by the Company or any of its directors or officers to the Underwriters, the Commission or any state securities law administrator in connection with the issuance and sale of the Securities were, on the dates on which they were delivered, and will be, on the dates on which they are to be delivered, true, complete and correct in all material respects.

                  (ff) Except as described in the Prospectus, the Company does not maintain, nor does any other person maintain on behalf of the Company, any retirement, pension (whether deferred or non-deferred, defined contribution or defined benefit) or money purchase plan or trust. There are no unfunded liabilities of the Company with respect to any such plans or trusts that are not accrued or otherwise reserved for on the Financial Statements.

                  (gg) Any certificates signed by an officer of the Company and delivered to the Representative or the Underwriters or to counsel for the Underwriters shall also be deemed a representation and warranty of the Company to the Underwriters as to the matters covered thereby. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 6(b) will also be furnished to the Representative and counsel for the Underwriters and shall be deemed to be additional representations and warranties by the Company to the Underwriters as to the matters covered thereby.

                  (hh) The Company has obtained and delivered to the Representative the written agreements, substantially in the form attached hereto as Exhibit B, of the principal shareholders of the Company restricting dispositions of equity securities of the Company.

2.       Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to the Underwriters an aggregate of 500400,000 Units. Each of the Underwriters agrees, severally and not jointly, to purchase from the Company the number of Units set forth opposite its name in Schedule I hereto. The purchase price to be paid by the several Underwriters to the Company shall be $_____$8.5737 per Unit. No value shall be attributable to the Warrants.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option (the "Underwriters' Option") to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 7560,000 Units, at the same purchase price per Unit for use solely in covering any over-allotments made by the Representative for the account of the Underwriters in the sale and distribution of the Underwritten Securities. The Underwriters' Option may be exercised in whole or in part at any time on or before the 45th day after the Effective Date upon written or telegraphic notice by the Representative to the Company setting forth the number of Units which the several Underwriters elect to purchase pursuant to the Underwriters' Option. Delivery of certificates for such Option Securities by the Company and payment therefor to the Company shall be made as provided in Section 3 hereof. The number of Units purchased by each Underwriter pursuant to the Underwriters' Option shall be determined by multiplying the number of Units to be sold by the Company pursuant to the Underwriters' Option, as exercised, by a fraction, the numerator of which is the number of Units to be purchased by such Underwriter as set forth opposite its name in Schedule I and the denominator of which is the total number of Units to be purchased by all of the Underwriters as set forth on Schedule I (subject to such adjustments to eliminate any fractional Unit purchases as the Representative in its discretion may make).

3.       Delivery and Payment.

50863_1/63466.00005
         Certificates in definitive form for the Underwritten Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representative may request upon at least 48 hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in same day funds, at the offices of Representative, 101 Fairchild Avenue, Plainview, New York 10110 or at such other place as shall be agreed upon by the Representative and the Company. The time and date of such delivery and payment shall be, with respect to the Underwritten Securities, 9:00 a.m., New York, New York time, on September ___24, 1999, or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Option Securities, 9:00 a.m., New York, New York time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters' election to purchase such Option Securities, or at such other time and date as the Representative and the Company may agree upon in writing. Said date shall be not earlier than two (2) or later than (10) ten business days after the date of said notice.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

5. Agreements. The Company agrees with the several Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the Execution Time, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement shall have become effective, (ii) when any post-effective amendment thereto shall have become effective, (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or the Prospectus or for any additional information with respect thereto, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the receipt by the Company of any notification with respect to the institution or threatening of any proceeding for that purpose and
(v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus without the prior consent of the Representative. The Company will prepare and file with the Commission, promptly upon your request, any amendment to the Registration Statement or supplement to the Prospectus that you reasonably determine to be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it otherwise shall be necessary to supplement the Prospectus to comply with the Act or the rules or regulations thereunder, the Company will promptly prepare and file with the Commission, subject to Section 5(a) hereof, a supplement that will correct such statement or omission or a supplement that will effect such compliance.

         (c) As soon as practicable (but not later than eighteen months after the effective date of the Registration Statement), the Company will make generally available to its security holders and to the Representative an earnings statement or statements (which need not be audited) of the Company covering a period of at least twelve months after the Effective Date (but in no event commencing later than 120 days after such date), which will satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

         (d) The Company will furnish to each of you and counsel for the Underwriters, without charge, one signed copy of the Registration Statement and any amendments thereto (including exhibits thereto) and to each other Underwriter a conformed copy of the Registration Statement and any amendments thereto (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and each Preliminary Prospectus and any supplements thereto as the Representative may reasonably request.

         (e) The Company will take all actions necessary for the registration or qualification of the Securities for sale under the laws of such jurisdictions within the United States and its territories as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National
Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the offering, provided that the Company shall not be required to qualify as a foreign corporation or to consent to service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities). Without limiting the foregoing, the Company will use its best efforts to register or qualify the shares of Common Stock underlying the Warrants in any jurisdiction where the registered holders of 5% or more of such Warrants reside, and will use its best efforts to keep such registrations or qualifications in effect during the term of the Warrants.

         (f) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         (g) The Company will (i) cause the Securities (other than the Representative's Warrants) to be listed on AMEX and (ii) comply with all registration, filing and reporting requirements of the Exchange Act, and AMEX which may from time to time be applicable to the Company.

         (h) During the five-year period commencing on the date hereof, the Company will furnish to its shareholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and unaudited quarterly reports of earnings and will furnish to you and, upon request, to the other Underwriters hereunder (i) concurrent with furnishing such quarterly reports to its shareholders, statements of income and other information of the Company for such quarter in the form furnished to the Company's shareholders; (ii) concurrent with furnishing such annual reports to its shareholders, a balance sheet of the Company as at the end of such fiscal year, together with statements of income and surplus and of cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of its independent certified public accountants; (iii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD, AMEX or any other securities exchange on which any of the Company's securities may be listed; (iv) every press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company; and (v) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

         (i) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Securities.

         (j) The Company will not, for a period of 365 days following the Effective Date, without the prior written consent of the Representative, offer, sell, contract to sell (including, without limitation, any short sale), transfer, assign, pledge, encumber, hypothecate or grant any option to purchase or otherwise dispose of, any capital stock, or any options, rights or warrants to purchase any capital stock of the Company, or any securities or indebtedness convertible into or exchangeable for shares of capital stock of the Company, except for (i) sales of Securities as contemplated by this Agreement and (ii) sales of Common Stock upon the exercise of Warrants or outstanding options described in the Prospectus.

         (k) The Company has reserved and shall continue to reserve a sufficient
number  of  shares  of  Common   Stock  for  issuance   upon   exercise  of  the
Representative's Warrants.

         (l) If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         (m) For the five year period from the Closing Date, the Company will nominate for election as a director a person designated by the Representative, and during such time as the Representative shall not have exercised such right, the Representative shall have the right to designate a director or advisory director, who shall be entitled to attend all meetings of the Board of Directors and receive all correspondence and communications sent by the Company to the members of the Board of Directors.

         (n) The Company shall solicit the exercise of the Warrants solely through the Representatives, at the Representative's election, and the Company shall pay to the Representatives the compensation set forth in Section 7 hereof for such services.

         (o) For a period of three (3) years from the date of this Prospectus, the Company shall not, without the prior written consent of the Representative, issue, sell, contract to sell, or otherwise dispose of any shares of Common Stock any options to purchase any shares of Common Stock, or any securities convertible into, exercisable for, or exchangeable for shares of Common Stock, except upon the exercise of outstanding options or warrants or the issuance of options under the Company's employee stock option plan.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities described in Sections 2(a) and 2(b) hereof shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and (in the case of any Securities delivered after the Closing Date, any settlement date pursuant to Section 3(b) hereof), (ii) the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder, and (iv) the following additional conditions:

         (a) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective) not later than 5:00 p.m. Eastern Standard Time, on the execution date hereof or at such later date and time as the Representative may approve in writing and, at the Closing Date (and any settlement date pursuant to Section 3(b) hereof), no stop order suspending the effectiveness of the Registration Statement or any qualification in any jurisdiction shall have been issued and no proceedings for that purpose shall have been initiated or, to the best knowledge of the Company, threatened by the Commission.

         (b) The Company shall have furnished to the Representative the opinion of Maurice J. Bates, L.L.C., counsel for the Company, addressed to the Underwriters and dated the Closing Date (and any settlement date pursuant to Section 3(b) hereof), or other evidence satisfactory to the Representative to the effect that:

                  (i) The Registration Statement has become effective under the Act; any required filing of the Prospectus or any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any qualification in any jurisdiction has been issued and no proceedings for that purpose have been instituted or threatened; any request from the Commission for additional information has been complied with; the Registration Statement and the Prospectus (and any supplements thereto) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder (except that such counsel need express no opinion with respect to the Financial Statements and schedules included in the Registration Statement and Prospectus).

                   (ii) The Company does not own or control, directly or indirectly, any shares of capital stock or equity interests in any corporation, partnership, association or other entity, except as set forth in the Prospectus.

                  (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it conducts its business or owns property and in which the failure, individually or in the aggregate, to be so qualified would have a Material Adverse Effect. The Company has all necessary and material authorizations, approvals, orders, licenses, certificates and permits of and from all government regulatory officials and bodies, to own its properties and conduct its business as described in the Prospectus, except where failure to obtain such authorizations, approvals, orders, licenses, certificates or permits would not have a Material Adverse Effect.

                  (iv) The Company has an authorized share capitalization as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; all outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable and the certificates therefor are in valid and sufficient form in accordance with applicable state law; there are no other classes of stock outstanding except Common Stock; all outstanding options to purchase shares of Common Stock have been duly and validly authorized and issued; except as described in the Prospectus, there are no options, warrants or rights to acquire, or debt instruments convertible into or exchangeable for, or other agreements or understandings to which the Company is a party, outstanding or in existence, entitling any person to purchase or otherwise acquire any shares of capital stock of the Company; the issuance and sale of the Securities have been duly and validly authorized and, when issued and delivered and paid for, the Securities will be fully paid and nonassessable and free from preemptive rights, and will conform in all respects to the description thereof contained in the Prospectus; the Warrants and the Representative's Warrants constitute valid and binding obligations of the Company enforceable in accordance with their terms and the Company has reserved a sufficient number of shares of Common Stock for issuance upon exercise thereof; the Warrants and the Representative's Warrants possess the rights, privileges and characteristics as represented in the forms filed as exhibits to the Registration Statement and as described in the Prospectus; the Securities (other than the Representative's Warrants) have been approved for listing on AMEX upon notice of issuance thereof; the certificates for the Securities are in valid and sufficient form. Each offer and sale of securities of the Company described in Item 26 of Part II of the Registration Statement was effected in compliance with the Act and the rules and regulations thereunder.

                  (v) Other than as described in the Prospectus, there is no pending or, to the best knowledge of such counsel after reasonable investigation, threatened action, suit or proceeding before any court or governmental agency, authority or body, domestic or foreign, or any arbitrator involving the Company of a character required to be disclosed in the Registration Statement or the Prospectus that is not adequately disclosed in the Prospectus, and, to the best knowledge of such counsel, there is no contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                  (vi) This  Agreement  has been duly  authorized,  executed and delivered by the Company and constitutes the legal, valid and binding agreement and obligation of the Company enforceable against it in accordance with its terms (subject to standard bankruptcy and equitable remedy exceptions, and limitations under the Act as to the enforceability of indemnification provisions).

                  (vii) The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Securities in the manner provided in this Agreement; and the Company has taken all necessary corporate action to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

                  (viii) Neither the offering,  issue and sale of the Securities nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof, will conflict with or result in a breach or violation of, or constitute a default under, or result in the imposition of a lien on any properties of the Company, or an acceleration of indebtedness pursuant to, the Articles of Incorporation (or other charter document) or bylaws of the Company, or any of the terms of any indenture or other agreement or instrument to which the Company is a party or by which its properties are bound, or any law, order, judgment, decree, rule or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body, stock exchange or arbitrator having jurisdiction over the Company. The Company is not in violation of its Articles of Incorporation or bylaws or, to the best knowledge of such counsel after reasonable investigation, in breach of or default under any of the terms of any indenture or other agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would, individually or in the aggregate, have a Material Adverse Effect.

                  (ix) Except as disclosed in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock in consequence of the issue and sale of the Securities to be sold by the Company hereunder nor does any person have preemptive rights, or rights of first refusal or other rights to purchase any of the Securities. Except as referred to in the Prospectus, no person holds a right to require or participate in a registration under the Act of Common Stock or any other equity securities of the Company.

                  (x) No consent, approval, authorization or order of, or declaration or filing with, any court or governmental agency or body is required to be obtained or filed by or on behalf of the Company in connection with the transactions contemplated herein, except such as may have been obtained or made and registration of the Securities under the Act, and such as may be required under the Blue Sky laws of any jurisdiction.

                  (xi) To the best knowledge of such counsel after reasonable investigation, the Company is not in violation of or default under any judgment, ruling, decree or order or any statute, rule or regulation of any court or other United States governmental agency or body, including any applicable laws respecting employment, immigration and wages and hours, in each case, where such violation or default could have a Material Adverse Effect. The Company is not involved in any labor dispute, nor, to the best knowledge of such counsel, is any labor dispute threatened.

                  (xii) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (xiii) The preparation and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

                  (xiv) Except as disclosed in the Prospectus, the Company owns or possesses, or has the right to use pursuant to licenses, sublicenses, agreements, permissions or otherwise, adequate patents, copyrights, trade names, trademarks, service marks, licenses and other intellectual property rights necessary to carry on its business as described in the Prospectus, and, except as set forth in the Prospectus, neither such counsel nor, to the knowledge of such counsel, the Company has received any notice of either (i) default under any of the foregoing or (ii) infringement of or conflict with asserted rights of others with respect to, or challenge to the validity of, any of the foregoing which, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect, and counsel knows of no facts which could reasonably be anticipated to serve as the basis for any such notice.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (i) and (v) above), on the basis of the foregoing and on such counsel's participation in the preparation of the Registration Statement and the Prospectus, nothing has come to the attention of such counsel that causes such counsel to believe that the Registration Statement, at the Effective Date and at the Closing Date (and any settlement date pursuant to Section 3(b) hereof), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date of such Prospectus or at the Closing Date (or any settlement date pursuant to Section 3(b) hereof), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the Financial Statements and schedules and other financial or statistical data derived therefrom included in the Registration Statement or Prospectus). References to the Prospectus in this
Section 6(b) shall include any supplements thereto.

         (c) The Representative shall have received from Wolin, Ridley & Miller LLP, counsel for the Underwriters, an opinion dated the Closing Date (and any settlement date pursuant to Section 3(b) hereof), with respect to the issuance and sale of the Securities, and with respect to the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to the Representative a certificate of the Company, signed by its Chief Executive Officer and its Chief Financial Officer, dated the Closing Date (and any settlement date pursuant to Section 3(b) hereof), to the effect that each has carefully examined the Registration Statement, the Prospectus (and any supplements thereto) and this Agreement, and, after due inquiry, that:

                  (i) As of the Closing Date (and any settlement date pursuant to Section 3(b) hereof), the statements made in the Registration Statement and the Prospectus are true and correct and the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ii) No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction is in effect and no proceeding for such purpose is pending before or, to the knowledge of such officers, threatened or contemplated by the Commission or the authorities of any such jurisdiction; and any request for additional information with respect to the Registration Statement or the Prospectus on the part of the staff of the Commission or any such authorities brought to the attention of such officers has been complied with to the satisfaction of the staff of the Commission or such authorities.

                  (iii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company, except as set forth in or contemplated by the Registration Statement and the Prospectus, (y) there has not been any material adverse change in the general affairs, business, prospects, properties, management, results of operations or condition (financial or otherwise) of the Company, whether or not arising from transactions in the ordinary course of business, in each case, other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (z) the Company has not sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.

                  (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material litigation instituted against the Company, any of its respective officers or directors, or, to the best knowledge of such officers, any affiliate or promoter of the Company, and since such dates there has been no proceeding instituted or, to the best knowledge of such officers, threatened against the Company, any of its officers or directors, or, to the best knowledge of such officers, any affiliate or promoter of the Company, before any federal, state or county court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which could have a Material Adverse Effect.

         (v) Each of the representations and warranties of the Company in this Agreement is true and correct in all material respects on and as of the Execution Time and the Closing Date (and any settlement date pursuant to Section 3(b) hereof) with the same effect as if made on and as of the Closing Date (and any settlement date pursuant to Section 3(b) hereof).

                  (vi) Each of the covenants required in this Agreement to be performed by the Company on or prior to the Closing Date (and any settlement date pursuant to Section 3(b) hereof) has been duly, timely and fully performed, and each condition required herein to be complied with by the Company on or prior to the Closing Date (and any settlement date pursuant to Section 3(b) hereof) has been duly, timely and fully complied with.

         (e) At the Execution Time and on the Closing Date (and any settlement date pursuant to Section 3(b) hereof), Pannell Kerr Forester of Texas, P.C., shall have furnished to the Representative letters, dated as of such dates, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder and stating in effect that:

                  (i) In their opinion, the audited Financial Statements of the Company for the fiscal years ended December 31, 1997 and 1998, and the notes to the Financial Statements and Financial Statement schedules for those periods included in the Registration Statement and the
         Prospectus, comply in all material respects with generally accepted accounting principles and the applicable accounting requirements of the Act and the applicable rules and regulations thereunder.

                  (ii) On the basis of a reading of the latest unaudited Financial Statements made available by the Company, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the shareholders, directors and committees of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company, nothing came to their attention that caused them to believe that: (i) the unaudited Financial Statements of the Company for the three (3) months ended June 30, 1999, and the notes to the Financial Statements and the Financial Statement Schedules for the period then ended included in the Registration Statement and Prospectus do not comply in all material respects with generally accepted accounting principles or the applicable accounting requirements of the Act and the applicable rules and regulations thereunder; and (ii) with respect to the period subsequent to June 30, 1999, at a specified date not more than five business days prior to the date of the letter, there were any changes in the long-term debt or capital stock of the Company or its subsidiaries, or decreases in net current assets, net assets or stockholders' equity of the Company as compared with the amounts shown on the June 30, 1999 balance sheets included in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement discloses have occurred or may occur and except for changes or decreases, set forth in such letter, in which case (A) the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative and (B) such changes or decreases and the explanation thereof shall be acceptable to the Representative, in its sole discretion.

(iii) They have performed certain other specified procedures as a result of which they determined that all information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and specified by you prior to the Execution Time, agrees with the accounting records of the Company.

                  References to the Prospectus in this Section 6(e) shall include any supplements thereto.

         (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any changes or decreases from that specified in the letters referred to in
Section 6(e) hereof or (ii) any change, or any development involving a prospective change, in or affecting the properties, assets, results of operations, business, capitalization, net worth, prospects, general affairs or condition (financial or otherwise) of the Company, the effect of which is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

         (g) On or prior to the Effective Date, the Securities (other than the Representative's Warrants) shall have been approved for listing on AMEX.

         (h) The Company shall not have sustained any uninsured substantial loss as a result of fire, flood, accident or other calamity.

         (i)  The  Company  shall  have  furnished  to  the   Representative   a
certificate of the Secretary of the Company certifying as to certain information and other matters as the Representative may reasonably request.

         (j) The Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in any respect when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all respects reasonably satisfactory in form and substance to the Representative and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date (or any settlement date, pursuant to Section 3(b) hereof), by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone, facsimile or telegraph confirmed in writing.

         (k) The Company shall have entered into agreements with Charles W. Janke, individually, Janke Family Partnership, Ltd., J. H. Carpenter, individually, J. H. Carpenter, L.L.C., J. H. Carpenter Family Partnership, Ltd. and InSource Financial Corporation providing that for a period of three (3) years after the date of this Prospectus without the prior written consent of the Representative they will not sell, contract to sell, or otherwise dispose of any shares of Common Stock, any options to purchase Common Stock, or any securities convertible into, exercisable for or exchangeable for shares of Common Stock. The Company shall have entered into the Share Transfer Restriction Agreement dated January 2, 1999.

7. Fees and Expenses and Representative's Warrants. The Company agrees to pay or cause to be paid and issue the following:

         (a) the fees, disbursements and expenses of its own counsel and counsel for the Company and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Prospectus, and any drafts thereof, and amendments and supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers;

         (b) all expenses in connection with the qualification of the Securities for offering under state securities laws, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky memorandum;

         (c) all filing and other fees in connection with filing with the NASD, and complying with applicable review requirements thereof;

         (d) the cost of preparing and printing certificates for the Securities;

         (e) all expenses, taxes, fees and commissions, including, without limitation, any and all fixed transfer duties sellers' and buyers' stamp taxes or duties on the purchase and sale of the Securities and stock exchange brokerage and transaction levies with respect to the purchase and, if applicable, the sale of the Securities (the latter to the extent paid and not reimbursed) (i) incident to the sale and delivery by the Company of the Securities to the Underwriters and (ii) incident to the sale and delivery of the Securities by the Underwriters to the initial purchasers thereof;

         (f) the costs and charges of any transfer agent and registrar;

         (g) the fees and expenses in connection with qualification of the Securities (other than the Representative's Warrants) for listing on the AMEX;

         (h) a nonaccountable expense allowance of 2.0% of the proceeds derived from the offering (including the Option Securities described in Section 2(b) hereof) payable to the Representative; and

         (i) a solicitation fee to the Representatives equal to 5.0% of the aggregate proceeds received by the Company as a result of the solicitation of the exercise of the Warrants, provided that no solicitation fee shall be payable
(i) within one year after the date of the Prospectus, (ii) if the market price of the Common Stock is lower than the exercise price of the Warrants, (iii) if the Warrants are held in a discretionary account at the time of the exercise, unless prior written approval of the exercise of such Warrants is received from the beneficial owner of the Warrants, or (iv) unless the beneficial owner of the Warrants states in writing that the exercise was solicited by the Representatives and designates in writing the Representatives to receive the solicitation fee with respect to the exercise of such Warrants;

         (j) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section 7.

         Without limiting in any respect the foregoing obligations of the Company, which obligations shall survive any termination of this Agreement, if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof to be performed or complied with by the Company other than by reason of a default by any of the Underwriters, the Company agrees to reimburse the Underwriters, upon demand, for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities to the extent the amounts paid pursuant to
Section 7(h) hereof are insufficient therefor.

8.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i)
Section 1 of this Agreement, the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or (ii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for use in the Registration Statement or Prospectus; provided further, that with respect to any untrue statement or omission, or any alleged untrue statement or omission, made in any Preliminary Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling any such Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Securities concerned to the extent that such untrue statement or omission, or alleged untrue statement or omission, has been corrected in the Prospectus and the failure to deliver the Prospectus was not a result of the Company's failure to comply with its obligations under Section 5(d) hereof. The indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless the settlement or compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding, satisfactory in form and substance to the Representative.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of the Company's officers who signs the Registration Statement, and each person who controls the Company, within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for use in the Registration Statement or Prospectus. The Company acknowledges that the corporate names of the Underwriters, the stabilization legend on page 2 and the information under the heading "Underwriting" in the Prospectus and in any Preliminary Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters. The obligations of each Underwriter under this subsection (b) shall be in addition to any liability which the Underwriters may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. All such expenses shall be paid by the indemnifying party as incurred by an indemnified party. Any such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed promptly after notice by such indemnified party to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the indemnified party in any such action, suit or proceeding or (iii) the named parties in any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, which firm shall be designated in writing to the indemnifying party). Any such fees and expenses payable by the indemnifying party shall be paid to or on behalf of the indemnified party entitled thereto as incurred. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 8(a) or 8(b) is applicable in accordance with its terms but is for any reason held by a court to be unavailable from the indemnifying party on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible in the aggregate for that portion represented by the total underwriting compensation in respect of the Securities bears to the public offering price appearing thereon and the Company is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the total underwriting compensation applicable to the Securities to be purchased by such Underwriter hereunder and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of the Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (ii) of this Section 8(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise.

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Underwritten
Securities set forth opposite their names in Schedule I hereto bears to the aggregate number of Underwritten Securities set forth opposite the names of all the remaining Underwriters) the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that if the aggregate number of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Underwritten Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of such Underwritten Securities, and if such nondefaulting Underwriters do not purchase all of such Underwritten
Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company except as otherwise provided in
Section  7. In the event of a default  by any  Underwriter  as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (a) a suspension or material limitation in trading in securities generally on the New York or American Stock Exchange or the Nasdaq National Market System shall have occurred, (b) a banking moratorium shall have been declared by federal or New York state authorities, (c) the United States shall have engaged in hostilities which shall have resulted in the declaration, on or after the date hereof, of a national emergency or war, or (d) a change in national or international political, financial or economic conditions or national or international equity markets or currency exchange rates shall have occurred, if the effect of any such event specified above is so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, its officers and the Underwriters set forth in, referred to in, or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities until all applicable statutes of limitation have expired. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and will be mailed, delivered, telegraphed or sent by facsimile transmission and confirmed:

to the Representative at:

     Redstone Securities, Inc.
     101 Fairchild Avenue
     Plainview, New York  10110
     Attention: Robert A. Shuey, III

     Facsimile No. (516) 576-3840
to the Company at:

     Rampart Capital Corporation
     700 Louisiana, Suite 2550
     Houston, Texas  77002
     Attention: J.H. Carpenter, President
     Facsimile No. (713) 223-4610

with copy to:

     James W. Christian, Esq.
     Christian & Smith
     2302 Fannin Street
     5th Floor
     Houston, Texas 77002
     Facsimile No. (713) 659-7641

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereon and hereon were on the same instrument.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Texas. Venue will lie in the federal or state courts of Harris County, Texas.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

50863_1/63466.00005
Very truly yours,

RAMPART CAPITAL CORPORATION



By:
      J. H. Carpenter, President

50863_1/63466.00005


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Redstone Securities, Inc.



By:
      Robert A. Shuey, III

For itself and the other several Underwriters in Schedule I to the foregoing Agreement.

50863_1/63466.00005
                          SCHEDULE I



   Underwriters                         Number of Units
                                         to be Purchased
Redstone Securities, Inc.




         Total                                 400,000

                                    EXHIBIT A

50863_1/63466.00005
              REPRESENTATIVE'S WARRANT AGREEMENT

September 1524, 1999


REDSTONE SECURITIES, INC.
     As Representative of the Several Underwriters
101 Fairchild Avenue
Plainview, New York  10110

Gentlemen:

         Rampart Capital Corporation, a Texas corporation (the "Company"), hereby agrees to sell to you, and you hereby agree to purchase from the Company at an aggregate purchase price of $100, warrants (the "Representative's Warrants") to purchase up to an aggregate of 5040,000 Units (the "Units"), each consisting of two shares of the Company's Common Stock, $.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the
"Warrants") of the Company, or the underlying Common Stock and Warrants, if separately transferable, issued in accordance with the terms of the Warrant Agreement (the "Warrant Agreement"), dated as of ____________September 24, 1999, between the Company and American Stock Transfer & Trust Co., New York, New York, as warrant agent (the "Warrant Agent"), except that the exercise price of the RSI Warrants is $13.82 or 130% of the exercise price specified in the Warrant Agreement. The Representative's Warrants will be exercisable by you as to all or any lesser number of Units, or the underlying Common Stock and Warrants, if separately transferable, at the Purchase Price per Unit as defined below, at any time and from time to time on and after the first anniversary of the date hereof and ending on the fifth anniversary of the date hereof.

1.       Definitions.

         As used herein, the following terms, unless the context otherwise requires, shall have for all purposes hereof the following meanings:

         The term "Act" refers to the Securities Act of 1933, as amended.

         The term "Affiliate" of any Person refers to any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         The term "Commission" refers to the Securities and Exchange Commission.

         The term "Common Stock" refers to all stock of any class or classes (however designated) of the Company, now or hereafter authorized, the holders of which shall have the right without limitation as to amount, either to all or to a part of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingency, be entitled to vote for the election of a majority of the directors of the Company (even though the right so to vote has been suspended by the occurrence of such a contingency).

50863_1/63466.00005
         The term "Current Market Price" on any date refers to the average of the daily Market Price per share for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question.

         The term "Exchange Act" refers to the Securities Exchange Act of 1934, as amended.

         The term "Market Price" refers to the closing sale price on the American Stock Exchange ("AMEX") or, if no closing sale price is reported, the closing bid price of the Common Stock, as quoted on the Nasdaq National Market, or, if the Common Stock is not quoted on the Nasdaq National Market, as reported by the National Quotation Bureau Incorporated. If Market Price cannot be established as described above, Market Price shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors whose determination shall be conclusive.

         The term "Other Securities" refers to any securities of the Company (other than the Units, Common Stock or Warrants) or any other person (corporate or otherwise) which the holders of the Representative's Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Representative's Warrants, in lieu of or in addition to the Units, Common Stock or Warrants, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Units, Common Stock, Warrants or Other Securities pursuant to Section 6 below or otherwise.

         The  term  "Person"   refers  to  an  individual,   a  partnership,   a
corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof.

         The term "Prospectus" shall mean the final prospectus of the Company, dated the date hereof, relating to the offer and sale of Units.

         The term "Purchase Price" refers to the purchase price per Unit subject to this Agreement. The Purchase Price shall equal to 165% of the initial offering price to public per Unit as set forth in the Prospectus, subject to adjustment as provided in Section 6 below.

         The term "Registration Statement" refers to a Registration Statement filed with the Commission pursuant to the Rules and Regulations of the Commission promulgated under the Act.

         The term "Trading Day" shall mean a day on which the Nasdaq National Market System or the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business.

         The term "Underlying Securities" refers to the Units, Common Stock and Warrants (or Other Securities) issuable under this Warrant Agreement pursuant to the exercise, in whole or in part, of the Representative's Warrants.

         The purchase and sale of the Representative's Warrants shall take place, and the purchase price therefor shall be paid by delivery of your check, simultaneously with the purchase of and payment for Units as provided in the Underwriting Agreement between the Company and you, dated the date hereof.

2.       Representations and Warranties.

         The Company represents and warrants to you as follows:

         (a) Corporate Action. The Company has all requisite corporate power and authority, and has taken all necessary corporate action, to execute and deliver this Agreement, to issue and deliver the Representative's Warrants and certificates evidencing same, and to authorize and reserve for issuance, and upon payment from time to time of the Purchase Price to issue and deliver, the Units, including the Common Stock and the Warrants and shares of Common stock underlying the Warrants.

         (b) No Violation. Neither the execution nor delivery of this Agreement, the consummation of the actions herein contemplated nor compliance with the terms and provisions hereof will conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any of the terms, provisions or conditions of the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, judgment, decree, order, statute, rule or regulation or any other agreement, understanding or instrument to which the Company is a party or by which it is bound.
3.       Compliance with the Act.

         (a) Transferability of Representative's Warrants. You agree that the Representative's Warrants may not be transferred, sold, assigned or hypothecated for a period of one (1) year from the date hereof, except to (i) persons who are officers of you; (ii) a successor to you in a merger or consolidation; (iii) a purchaser of all or substantially all of your assets; (iv) your shareholders in the event you are liquidated or dissolved; (v) participating broker-dealers; and
(vi) persons who are officers or partners of participating broker-dealers.

         (b) Registration of Underlying Securities. The Underlying Securities issuable upon the exercise of the Representative's Warrants have not been registered under the Act. You agree not to make any sale or other disposition of the Underlying Securities except pursuant to a Registration Statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and the commissions and any other pertinent data with respect thereto, unless you have provided the Company with an opinion of counsel reasonably acceptable to the Company that such registration is not required.

         (c) Inclusion in Registration of Other Securities. If at any time commencing one year after the date hereof but prior to the fifth anniversary of the date hereof, the Company shall propose the registration on an appropriate form under the Act of any shares of Common Stock or Other Securities, the Company shall at least 30 days prior to the filing of such Registration Statement give you written notice, or telegraphic or telephonic notice followed as soon as practicable by written confirmation thereof, of such proposed registration and, upon written notice, or telegraphic or telephonic notice followed as soon as practicable by written confirmation thereof, given to the Company within five business days after the giving of such notice by the Company, shall include or cause to be included in any such Registration Statement all or such portion of the Underlying Securities as you may request, provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of such Common Stock or such Other Securities originally proposed to be registered.

                  Notwithstanding any provision of this Agreement to the contrary, if any holder of Representative's Warrants exercises such Representative's Warrants but shall not have included all the Underlying Securities in a Registration Statement which complies with Section 10(a)(3) of the Act, which has been effective for at least 30 calendar days following the exercise of the Representative's Warrants, the registration rights set forth in this Section 3(c) shall be extended until such time as (i) such a Registration Statement including such Underlying Securities has been effective for at least 30 calendar days or (ii) in the opinion of counsel satisfactory to you and the Company, registration is not required under the Act or under applicable state laws for resale of the Underlying Securities in the manner proposed.

         (d) Company's Obligations in Registration. In connection with any offering of Underlying Securities pursuant to Section 3(c) above, the Company shall:

                  (i)      Notify   you  as  to   the   filing
                           thereof  and of all  amendments  or
                           supplements  thereto filed prior to
                           the effective date thereof;

                  (ii)     Comply  with all  applicable  rules
                           and regulations of the Commission;

                  (iii)    Notify   you    immediately,    and
                           confirm the notice in writing,  (1)
                           when  the  Registration   Statement
                           becomes   effective,   (2)  of  the
                           issuance by the  Commission  of any
                           stop  order  or of the  initiation,
                           or   the   threatening,    of   any
                           proceedings  for that purpose,  (3)
                           of the  receipt  by the  Company of
                           any  notification  with  respect to
                           the suspension of  qualification of
                           the Underlying  Securities for sale
                           in  any   jurisdiction  or  of  the
                           initiation, or the threatening,  of
                           any  proceedings  for that  purpose
                           and  (4)  of  the  receipt  of  any
                           comments,     or    requests    for
                           additional  information,  from  the
                           Commission or any state  regulatory
                           authority.  If  the  Commission  or
                           any  state   regulatory   authority
                           shall  enter  such a stop  order or
                           order  suspending  qualification at
                           any  time,  the  Company  will make
                           every  reasonable  effort to obtain
                           the   lifting   of  such  order  as
                           promptly as practicable.
                  (iv)     During  the time when a  Prospectus
                           is required to be  delivered  under
                           the Act during the period  required
                           for   the   distribution   of   the
                           Underlying  Securities,  comply  so
                           far  as  it  is   able   with   all
                           requirements  imposed  upon  it  by
                           the Act, as hereafter amended,  and
                           by  the   Rules   and   Regulations
                           promulgated  thereunder,   as  from
                           time to time  in  force,  so far as
                           necessary     to     permit     the
                           continuance    of   sales   of   or
                           dealings    in    the    Underlying
                           Securities.  If at any time  when a
                           Prospectus    relating    to    the
                           Underlying  Securities  is required
                           to be  delivered  under the Act any
                           event  shall  have  occurred  as  a
                           result of which,  in the opinion of
                           counsel  for  the  Company  or your
                           counsel,  the  Prospectus  relating
                           to  the  Underlying  Securities  as
                           then   amended   or    supplemented
                           includes an untrue  statement  of a
                           material  fact or  omits  to  state
                           any  material  fact  required to be
                           stated   therein  or  necessary  to
                           make  the  statements  therein,  in
                           the  light  of  the   circumstances
                           under  which  they were  made,  not
                           misleading,  or if it is  necessary
                           at   any   time   to   amend   such
                           Prospectus  to comply with the Act,
                           the Company will  promptly  prepare
                           and  file  with the  Commission  an
                           appropriate       amendment      or
                           supplement  (in  form  satisfactory
                           to you).

                  (v)      Endeavor   in   good   faith,    in
                           cooperation  with you,  at or prior
                           to  the   time   the   Registration
                           Statement  becomes  effective,   to
                           qualify the  Underlying  Securities
                           for  offering  and sale  under  the
                           securities  laws  relating  to  the
                           offering or sale of the  Underlying
                           Securities  of  such  jurisdictions
                           as  you  may  reasonably  designate
                           and to continue the  qualifications
                           in effect so long as  required  for
                           purposes   of  the   sale   of  the
                           Underlying   Securities;   provided
                           that  no such  qualification  shall
                           be  required  in  any  jurisdiction
                           where,  as a  result  thereof,  the
                           Company   would   be   subject   to
                           service of general  process,  or to
                           taxation  as a foreign  corporation
                           doing      business     in     such
                           jurisdiction.  In each jurisdiction
                           where such  qualification  shall be
                           effected,  the Company will, unless
                           you agree  that such  action is not
                           at   the    time    necessary    or
                           advisable,   file  and  make   such
                           statements   or   reports  at  such
                           times as are or may  reasonably  be
                           required   by  the   laws  of  such
                           jurisdiction.  For the  purposes of
                           this  paragraph,  "good  faith"  is
                           defined  as the  same  standard  of
                           care and  degree  of  effort as the
                           Company  will  use to  qualify  its
                           securities     other    than    the
                           Underlying Securities.

                  (vi)     Make  generally  available  to  its
                           security   holders   as   soon   as
                           practicable,  but  not  later  than
                           the  first  day of  the  eighteenth
                           full calendar  month  following the
                           effective date of the  Registration
                           Statement,  an  earnings  statement
                           (which  need  not be  certified  by
                           independent  public or  independent
                           certified    public     accountants
                           unless  required  by the Act or the
                           rules and  regulations  promulgated
                           thereunder,    but   which    shall
                           satisfy the  provisions  of Section
                           11(a)  of  the  Act)   covering   a
                           period  of at least  twelve  months
                           beginning  after the effective date
                           of the Registration Statement.

                  (vii)    After  the  effective  date of such
                           Registration  Statement,   prepare,
                           and  promptly  notify  you  of  the
                           proposed  filing of,  and  promptly
                           file with the Commission,  each and
                           every   amendment   or   supplement
                           thereto   or  to   any   Prospectus
                           forming  a part  thereof  as may be
                           necessary  to make  any  statements
                           therein  not  misleading;  provided
                           that   no   such    amendment    or
                           supplement  shall  be  filed if you
                           shall  object  thereto  in  writing
                           promptly  after  being  furnished a
                           copy thereof.

                  (viii)   Furnish   to   you,   as   soon  as
                           available,   copies   of  any  such
                           Registration   Statement  and  each
                           preliminary  or  final  Prospectus,
                           or    supplement    or    amendment
                           prepared pursuant  thereto,  all in
                           such  quantities  as you  may  from
                           time to time reasonably request;

                  (ix)     Make   such   representations   and
                           warranties  to any  underwriter  of
                           the Underlying Securities,  and use
                           your best efforts to cause  Company
                           counsel to render such  opinions to
                           such    underwriter,     as    such
                           underwriter      may     reasonably
                           request; and

                  (x)      Pay   all   costs   and    expenses
                           incident to the  performance of the
                           Company's     obligations     under
                           Sections 3(c) and 3(d),  including,
                           without  limitation,  the  fees and
                           disbursements   of  the   Company's
                           auditors  and legal  counsel,  fees
                           and  disbursements of legal counsel
                           for you, registration,  listing and
                           filing fees,  printing expenses and
                           expenses  in  connection  with  the
                           transfer   and   delivery   of  the
                           Underlying  Securities;   provided,
                           however,  that  the  Company  shall
                           not     be     responsible      for
                           compensation  and  reimbursement of
                           expenses   to    underwriters    or
                           selling  agents  for  the  included
                           Underlying Securities.

         (e) Agreements by Warrant Holder. In connection with the filing of a Registration Statement pursuant to Section 3(c) above, if you participate in the offering by including the Underlying Securities owned by you, you agree:

                  (i)      To   furnish    the   Company   all
                           material  information  requested by
                           the  Company  concerning   yourself
                           and your  holdings of securities of
                           the   Company   and  the   proposed
                           method    of    sale    or    other
                           disposition   of   the   Underlying
                           Securities     and    such    other
                           information  and   undertakings  as
                           shall  be  reasonably  required  in
                           connection   with  the  preparation
                           and     filing    of    any    such
                           Registration   Statement   covering
                           all  or a part  of  the  Underlying
                           Securities  and in order to  ensure
                           full compliance with the Act; and

                  (ii)     To  cooperate  in good  faith  with
                           the Company  and its  underwriters,
                           if any,  in  connection  with  such
                           registration,   including   placing
                           the  Underlying  Securities  to  be
                           included   in   such   Registration
                           Statement  in escrow or  custody to
                           facilitate     the     sale     and
                           distribution thereof.

         (f) Indemnification. The Company shall indemnify and hold harmless you and any underwriter (as defined in the Act) for you, and each person, if any, who respectively controls you or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), joint or several, to which any of you or such underwriter or such controlling person becomes subject, under the Act or otherwise, insofar as such loss, liability, claim, damage and expense (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) a Registration Statement covering the Underlying Securities, in the prospectus contained therein, or in an amendment or supplement thereto or
(ii) in any application or other document or communication (in this Section collectively called "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Underlying Securities under the securities laws thereof or filed with the Commission, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be obligated to indemnify in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon, and in conformity with, written information respectively furnished by you or such underwriter or such controlling person for use in the Registration Statement, or any amendment or supplement thereto, or any application, as the case may be.

                  If any action is brought against a person in respect of which indemnity may be sought against, the Company pursuant to the foregoing paragraph, such person shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of the action, including the employment of counsel (satisfactory to the indemnified person in its reasonable judgment) and payment of expenses. The indemnified person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified person or unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of the action or the Company shall not have employed counsel to have charge of the defense of the action or the indemnified person shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of the action on behalf of the indemnified person), in any of which events these fees and expenses shall be borne by the Company. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any claim or action effected without its written consent. The Company's indemnity agreements contained in this Section shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified person, and shall survive any termination of this Agreement. The Company agrees promptly to notify you of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the Registration Statement pursuant to Section 3(c) above.

                  If you choose to include any Underlying Securities in a public offering pursuant to Section 3(c) above, then you agree to indemnify and hold harmless the Company and each of its directors and officers who have signed any such Registration Statement, and any underwriter for the Company (as defined in the Act), and each person, if any, who controls the Company or such underwriter within the meaning of the Act, to the same extent as the indemnity by the Company in this Section 3(f) but only with respect to statements or omissions, if any, made in such Registration Statement, or any amendment or supplement thereto, or in any application in reliance upon, and in conformity with, written information furnished by you to the Company for use in the Registration Statement, or any amendment or supplement thereto, or any application, as the case may be. In case any action shall be brought in respect of which indemnity may be sought against you, you shall have the rights and duties given to the Company, and the persons so indemnified shall have the rights and duties given to you by the provisions of the first paragraph of this Section.

                  The Company further agrees that, if the indemnity provisions of the foregoing paragraphs are held to be unenforceable, any holder of a Representative's Warrant or controlling person of such a holder may recover contribution from the Company in an amount which, when added to contributions such holder or controlling person has theretofore received or concurrently receives from officers and directors of the Company or controlling persons of the Company, will reimburse such holder or controlling person for all losses, claims, damages or liabilities and legal or other expenses; provided, however, that if the full amount of the contribution specified in this Section 3(f) is not permitted by law, then such holder or controlling person shall be entitled to contribution from the Company and its officers, directors and controlling persons to the full extent permitted by law.

4.       Exercise of Representative's Warrants.

         (a) Cash Exercise. Each Representative's Warrant may be exercised in full or in part (but not as to a fractional share of Common Stock) by the holder thereof by surrender of the Warrant Certificate, with the form of subscription at the end thereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or bank cashier's check payable to the order of the Company, in the respective amount obtained by multiplying the number of Units to be purchased by the Purchase Price per Unit.

         (b) Net Exercise. Notwithstanding anything to the contrary contained in
Section 4(a), any holder of a Representative's Warrant may elect to exercise the Representative's Warrant in full or in part and receive Units on a "net exercise" basis in an amount equal to the value of the Representative's Warrant by delivery of the form of subscription attached to the Warrant Certificate and surrender of the Representative's Warrant at the principal office of the Company, in which event the Company shall issue to the holder a number of Units computed using the following formula:

                           X=       (P)(Y)(A-B)
                                             A

         Where:            X=       the  number of Units to be
                                    issued to holder.

                           P=       the    portion    of   the
                                    Representative's   Warrant
                                    being            exercised
                                    (expressed as a fraction).

                           Y=       the total  number of Units
                                    issuable  upon exercise of
                                    the       Representative's
                                    Warrant.

                           A=       the Current  Market  Price
                                    of one Unit.

                           B=       Purchase Price.

         (c) Partial Exercise. Prior to the expiration of the Representative's Warrants, upon any partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the purchasing holder, a new Warrant Certificate or Certificates of like tenor, in the name of the holder thereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request calling in the aggregate for the purchase of the number of Shares of the Underlying Securities equal to the number of such Units called for on the face of the Warrant Certificate (after giving effect to any adjustment therein as provided in Section 6 below) minus the number of such Units (after giving effect to such adjustment) designated by the holder in the aforementioned form of subscription.

         (d) Company to Reaffirm Obligations. The Company will, at the time of any exercise of any Representative's Warrant, upon the request of the holder thereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including without limitation any right to registration of the Units issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Agreement; provided, however, that if the holder of a Representative's Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

5.       Delivery of Certificates on Exercise.

         As soon as practicable after any exercise of any Representative's Warrant in full or in part, and in any event within twenty days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the purchasing holder thereof, a certificate or certificates for the number of fully paid and nonassessable Common Stock and Warrants to which such holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined pursuant to Section 7(g), together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 6 below or otherwise.

6.       Anti-Dilution Provisions.

         The Representative's Warrants are subject to the following terms and conditions during the term thereof:

         (a) Stock Distributions and Splits. In case (i) the outstanding shares of Common Stock (or Other Securities) shall be subdivided into a greater number of shares or (ii) a dividend in Common Stock (or Other Securities) shall be paid in respect of Common Stock (or Other Securities), the Purchase Price per share in effect immediately prior to such subdivision or at the record date of such dividend or distribution shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or distribution be proportionately reduced; and if outstanding shares of Common
Stock (or Other Securities) shall be combined into a smaller number of shares thereof, the Purchase Price per share in effect immediately prior to such combination shall simultaneously with the effectiveness of such combination be proportionately increased. Any dividend paid or distributed on the Common Stock (or Other Securities) in stock or any other securities convertible into shares of Common Stock (or Other Securities) shall be treated as a dividend paid in Common Stock (or Other Securities) to the extent that shares of Common Stock (or Other Securities) are issuable upon the conversion thereof.

         (b) Adjustments. Whenever the Purchase Price per Unit is adjusted as provided in Section 6(a) above, the number of Units purchasable upon exercise of the Representative's Warrants immediately prior to such Purchase Price adjustment shall be adjusted, effective simultaneously with such Purchase Price adjustment, to equal the product obtained (calculated to the nearest full Unit) by multiplying such number of Units by a fraction, the numerator of which is the Purchase Price per Unit in effect immediately prior to such Purchase Price adjustment and the denominator of which is the Purchase Price per Unit in effect upon such Purchase Price adjustment, which adjusted number of Units shall thereupon be the number of Units purchasable upon exercise of the Representative's Warrants until further adjusted as provided herein.

         (c) Reorganizations. In case the Company shall be recapitalized by reclassifying its outstanding Common Stock (or Other Securities) into a stock with a different par value or by changing its outstanding Common Stock (or Other Securities) with par value to stock without par value, then, as a condition of such reorganization, lawful and adequate provision shall be made whereby each holder of a Representative's Warrant shall thereafter have the right to purchase, upon the terms and conditions specified herein, in lieu of the shares of Common Stock (or Other Securities) theretofore purchasable upon the exercise of the Representative's Warrants, the kind and amount of shares of stock and other securities receivable upon such recapitalization by a holder of the number of shares of Common Stock (or Other Securities) which the holder of a Representative's Warrant might have purchased immediately prior to such recapitalization. If any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant Agreement and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such consolidation, merger or sale not taken place, and in any such case, appropriate provision shall be made with respect to the rights and interests of the holders of Representative's Warrants to the end that the provisions hereof (including without limitation provisions for adjustments of the Purchase Price and of the number of Units purchasable and receivable upon the exercise of the Representative's Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation or merger, of the Purchase Price to the value for the Common Stock reflected by the terms of such consolidation or merger if the value so reflected is less than the Purchase Price in effect immediately prior to such consolidation or merger). In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of Common Stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock of the Company, then the Purchase Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the holders of Representative's Warrants shall have been given a reasonable opportunity to then elect to receive upon the exercise of Representative's Warrants either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent issued to previous holders of the Common Stock in accordance with such offer.

         (d) Effect of Dissolution or Liquidation. In case the Company shall dissolve or liquidate all or substantially all of its assets, all rights under this Agreement shall terminate as of the date upon which a certificate of dissolution or liquidation shall be filed with the Secretary of the State of Texas (or, if the Company theretofore shall have been merged or consolidated with a corporation incorporated under the laws of another state, the date upon which action of equivalent effect shall have been taken); provided, however, that (i) no dissolution or liquidation shall affect the rights under Section 6(c) of any holder of a Representative's Warrant and (ii) if the Company's Board of Directors shall propose to dissolve or liquidate the Company, each holder of a Representative's Warrant shall be given written notice of such proposal at the earlier of (x) the time when the Company's shareholders are first given notice of the proposal or (y) the time when notice to the Company's shareholders is first required.

         (e) Notice of Change of Purchase Price. Whenever the Purchase Price per Unit or the kind or amount of securities purchasable under the Representative's Warrants shall be adjusted pursuant to any of the provisions of this Agreement, the Company shall forthwith thereafter cause to be sent to each holder of a Representative's Warrant, a certificate setting forth the adjustments in the Purchase Price per Unit and/or in such number of Unit, and also setting forth in detail the facts requiring, such adjustments, including without limitation a statement of the consideration received or deemed to have been received by the Company for any additional shares of stock issued by it requiring such adjustment. In addition, the Company at its expense shall within 90 days following the end of each of its fiscal years during the term of this Agreement, and promptly upon the reasonable request of any holder of a Representative's Warrant in connection with the exercise from time to time of all or any portion of any Representative's Warrant, cause independent certified public accountants of recognized standing selected by the Company to compute any such adjustment in accordance with the terms of the Representative's Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

         (f) Notice of a Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, (ii) any capital reorganization of the Company, or any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other person or (iii) any voluntary or involuntary dissolution or liquidation of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Representative's Warrant a notice specifying not only the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, but also the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the proposed record date therein specified.

7.       Further Covenants of the Company.

         (a) Reservation of Stock. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Representative's Warrants, all Units from time to time issuable upon the exercise of the Representative's Warrants and shall take all necessary actions to ensure that the par value per Unit, if any, of the Underlying Securities is, at all times equal to or less than the then effective Purchase Price per Unit.

         (b) Title to Units. All of the Underlying Securities delivered upon the exercise of the Representative's Warrants shall be validly issued, fully paid and nonassessable; each holder of a Representative's Warrant shall receive good and marketable title to the Underlying Securities, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and adverse claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

         (c) Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Representative's Warrants, and maintain such listing of, all of the Underlying Securities from time to time issuable upon the exercise of the Representative's Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

         (d) Exchange of Representative's Warrants. Subject to Section 3(a) hereof, upon surrender for exchange of any Warrant Certificate to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant Certificate or certificates of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of Units called for on the face or faces of the Warrant Certificate or Certificates so surrendered.

         (e) Replacement of Representative's Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company, at the expense of the warrant holder will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

         (f) Reporting by the Company. The Company agrees that, if it files a Registration Statement during the term of the Representative's Warrants, it will use its best efforts to keep current in the filing of all forms and other materials which it may be required to file with the appropriate regulatory authority pursuant to the Exchange Act, and all other forms and reports required to be filed with any regulatory authority having jurisdiction over the Company.

         (g) Fractional Units. No fractional Units are to be issued upon the exercise of any Representative's Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a Unit which would otherwise be issuable in an amount equal to the same fraction of the highest market price per Unit on the day of exercise, as determined by the Company.

8.       Other Holders.

         The Representative's Warrants are issued upon the following terms, to all of which each holder or owner thereof by the taking thereof consents and agrees as follows: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 3(a) hereof, of a Representative's Warrant properly endorsed shall take such Representative's Warrant subject to the provisions of Section 3(a) hereof and thereupon shall be authorized to represent himself as absolute owner thereof and, subject to the restrictions contained in this Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value;
(b) each prior taker or owner waives and renounces all of his equities or rights in such Representative's Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; (c) until such time as the respective Representative's Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary and (d) all references to the word "you" in this Warrant Agreement shall be deemed to apply with equal effect to any person to whom a Warrant Certificate or Certificates have been transferred in accordance with the terms hereof, and where appropriate, to any person holding the Underlying Securities.

9.       Miscellaneous.

         All notices, certificates and other communications from or at the request of the Company to the holder of any Representative's Warrant shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such holder, or, until an address is so furnished, to the address of the last holder of such Representative's Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms hereof. This Agreement, together with the forms of instruments annexed hereto as Schedule I, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this Representative's Warrant Agreement has been duly executed on the date hereof.

50863_1/63466.00005
Rampart Capital Corporation



By:__________________________________
      J. H. Carpenter
      President

50863_1/63466.00005
Redstone Securities, Inc.



By:_________________________________
         Robert A. Shuey, III

                                   SCHEDULE I

                           RAMPART CAPITAL CORPORATION
                               Warrant Certificate
                   Evidencing Right to Purchase 5040,000 Units

         This is to certify that Redstone Securities, Inc. ("RSI") or assigns, is entitled to purchase at any time or from time to time after 10:00 a.m., New York, New York time, on September ____24, 2000 and until 5:00 p.m., New York, New York time, on September ___September 24, 2004 up to the above referenced number of Units (the "Units"), each consisting of two shares of Common Stock, $.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the "Warrants") of Rampart Capital Corporation, a Texas corporation (the "Company"), or the underlying shares of Common Stock and Warrants, if separately transferable, for the consideration specified in Section 4 of the Warrant Agreement dated the date hereof between the Company and RSI (the "Warrant Agreement"), pursuant to which this Warrant is issued. All rights of the holder of this Warrant Certificate are subject to the terms and provisions of the Warrant Agreement, copies of which are available for inspection at the office of the Company, except that the exercise price of the RSI Warrants is $13.82 or 130% of the exercise price specified in the Warrant Agreement. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Warrant Agreement.

         The Underlying Securities issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"), and no distribution of such Underlying Securities may be made until the effectiveness of a Registration Statement under the Act covering such Underlying Securities. Transfer of this Warrant Certificate is restricted as provided in
Section 3(a) of the Warrant Agreement.

         This Warrant has been issued to the registered owner in reliance upon written representations necessary to ensure that this Warrant was issued in accordance with an appropriate exemption from registration under any applicable state and federal securities laws, rules and regulations. This Warrant may not be sold, transferred, or assigned unless, in the opinion of the Company and its legal counsel, such sale, transfer or assignment will not be in violation of the Act, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

         Subject to the provisions of the Act and of such Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable, in whole or in part, at the offices of the Company, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant Certificate, together with the Assignment hereof duly endorsed. Until transfer of this Warrant Certificate on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         Any Underlying Securities (or Other Securities) which are acquired pursuant to the exercise of this Warrant shall be acquired in accordance with the Warrant Agreement and certificates representing all securities so acquired shall bear a restrictive legend reading substantially as follows:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AN OPINION OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Date: September ____24, 1999.


50863_1/63466.00005
Rampart Capital Corporation



By:

                         SUBSCRIPTION

             (To be signed only upon exercise of Warrant)


To:  Rampart Capital Corporation

         The undersigned, the holder of the enclosed Warrant Certificate, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, _________________ Units ("Units"), each consisting of two shares shares of Common Stock, $.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the "Warrants") of Rampart Capital Corporation, or the underlying Common Stock and Warrants, if separately transferable, and either tenders herewith payment of the purchase price in full in the form of cash or a certified or cashier's check in the amount of $______________ therefor or, if the undersigned elects pursuant to
Section 4(b) of the Warrant Agreement referred to in the Warrant Certificate to convert the enclosed Warrant Certificate into Common Stock by net issuance, the undersigned exercises the Warrant by exchange under the terms of said Section 4(b), and requests that the certificate or certificates for such securities be issued in the name of and delivered to the undersigned.

Date:    ______________________________


         ----------------------------------------
         (Signature must conform in all respects to name of holder as specified on the face of the Warrant
         Certificate)


         ---------------------------------------

         ---------------------------------------
         (Address)


         Please indicate in the space below the number of Units called for on the face of the Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Units or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise and whether the exercise is a cash exercise pursuant to Section 4(a) of the Warrant Agreement or a net issuance exercise pursuant to Section 4(b) of the Warrant Agreement.

Number of Units (or shares of Common Stock and Warrants):
----------

Cash:____________________

Net issuance:______________

ASSIGNMENT

         (To be signed only upon transfer of Warrant)


For value received, the undersigned hereby sells, assigns and transfers unto ____________________________________ the right represented by the enclosed
Warrant Certificate to purchase ____________________ Units ("Units"), each consisting of two shares of Common Stock, $.01 par value ("Common Stock"), and one redeemable common stock purchase warrant ("Warrant") of Rampart Capital Corporation, or the underlying Common Stock or Warrants, with full power of substitution.

         The undersigned represents and warrants that the transfer, in whole in or in part, of such right to purchase represented by the enclosed Warrant
Certificate is permitted by the terms of the Warrant Agreement referred to in the Warrant Certificate, and the transferee hereof, by his acceptance of this Assignment, represents and warrants that he or she is familiar with the terms of such Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.


Date:___________________




         (Signature must conform in all respects to name of holder as specified on the face of the Warrant
         Certificate)



         (Address)



Signed in the presence of:

         EXHIBIT B

50863_1/63466.00005
FORM OF LOCK-UP AGREEMENT

Redstone Securities, Inc.,
    As Representative of the Several Underwriters
101 Fairchild Avenue
Plainview, New York  10110

Ladies and Gentlemen:

         The undersigned understands that you, as the Representative of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Rampart Capital Corporation, a Texas corporation (the "Company"), providing for the initial public offering (the "Offering") by the Underwriters, of 500400,000 Units, each consisting of two shares of Common Stock of the Company, $.01 par value (the "Common Stock"), and one redeemable common stock purchase warrant (the "Warrants"), pursuant to the Company's Registration Statement on Form SB-2 (the "Registration Statement") filed with the Securities and Exchange Commission.

         In consideration of the Underwriters' agreement to purchase the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees that during the period beginning on the date of this letter and ending three (3) years (the "Lock-Up Period") after the date of the final prospectus relating to the offer and sale of the Common Stock, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant any option for the sale of, pledge, or otherwise dispose of (individually, a "Disposition") any Common Stock, or securities exercisable, convertible, or exchangeable for or into Common Stock (collectively, the "Securities"), that the undersigned now owns or will own in the future (beneficially or of record), except (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this Lock-Up Agreement, or (ii) with the prior written consent of the Representative. The foregoing restriction is expressly agreed to preclude the holder of Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.


Sincerely,


Date: September ____, 1999



By: